BERWYN INCOME FUND SERIES

of The Berwyn Funds

Supplement Dated October 19, 2010 to Prospectus and Statement of Additional Information dated May 1, 2010

Closing of the Berwyn Income Fund Series to New Investors

The investment adviser of the Berwyn Income Fund Series (the “Fund”), The Killen Group, Inc. (the “Adviser”), monitors the total assets of the Fund and may recommend that the Fund be closed to new investors due to concerns that an increase in the asset size of the Fund may adversely affect the Fund’s ability to achieve its investment objective.  At the recommendation of the Adviser, the Board of Trustees of the Trust has determined, effective as of the close of business on November 15, 2010, that the Fund will be closed to new investors and shares of the Fund will only be offered to:

(i)
persons who already hold shares of the Fund directly or through accounts maintained by brokers pursuant to arrangements with The Berwyn Funds, the Adviser or Ultimus Fund Distributors, LLC (the “Distributor”);

(ii)	participants in a retirement program or pension plan which has a relationship with the Fund;

(iii)
a consultant, financial intermediary or advisor whose clients  have an established account(s) in the Fund as of November 15, 2010 may continue to open new accounts in the Fund for any of its existing or new clients; and

(iv)	trustees/directors, officers and employees of the Adviser, the Fund, the Distributor and their affiliates, and their respective spouses, parents and children.

Except as described above, new account purchase orders will not be accepted after November 15, 2010 unless such purchase orders were postmarked on or before such date.  In addition, shareholders of the Berwyn Fund and the Berwyn Cornerstone Fund will not be permitted to acquire shares of this Fund by exchange after January 15, 2011.  Distributions to shareholders of the Fund will continue to be reinvested in shares of the Fund unless a shareholder has elected to receive distributions in cash.

The Berwyn Funds reserve the right to re-open the Fund or to modify the extent to which future sales of shares are limited.